Summary of Rule 10f-3 Transactions 2nd Quarter 2013,
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Sub-Adviser,Goldman Sachs Asset Management
Fund Name,PFI MidCap Value Fund I
Issuer,ING US Inc. Stock
Date of Purchase,05/02/13
Underwriter From Whom Purchased,Morgan Stanley and Company Affiliated/Principal Underwriter of Syndicate,"Goldman, Sachs & Co."
 Purchase Price , $19.50
Aggregate % of Issue Purchased by the Firm,2.02%
" Commission, Spread or Profit ",0.70%
Fair & Reasonable Commission (Y/N) (1),Y
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Sub-Adviser,Goldman Sachs Asset Management
Fund Name,PFI MidCap Value Fund I
Issuer,Developers Diversified Realty Stock
Date of Purchase,05/16/13
Underwriter From Whom Purchased,Keybanc Capital Markets Inc. Affiliated/Principal Underwriter of Syndicate,"Goldman, Sachs & Co."
 Purchase Price , $18.90
Aggregate % of Issue Purchased by the Firm,0.03%
" Commission, Spread or Profit ",0.68%
Fair & Reasonable Commission (Y/N) (1),Y
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Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Continental Resources Notes
Date of Purchase,04/02/13
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,2.53%
" Commission, Spread or Profit ",1.38%
Fair & Reasonable Commission (Y/N) (1),Y
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Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,CNH Capital LLC Notes
Date of Purchase,04/03/13
Underwriter From Whom Purchased,Barclays Capital Inc. Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,2.99%
" Commission, Spread or Profit ",0.80%
Fair & Reasonable Commission (Y/N) (1),Y
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Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,"Bonanza Creek Energy, Inc. Notes"
Date of Purchase,04/04/13
Underwriter From Whom Purchased,Wells Fargo Advisors Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,2.35%
" Commission, Spread or Profit ",2.00%
Fair & Reasonable Commission (Y/N) (1),Y
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Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Mallinckrodt International Finance S.A. Notes
Date of Purchase,04/08/13
Underwriter From Whom Purchased,Goldman Sachs and Company Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $99.68
Aggregate % of Issue Purchased by the Firm,2.24%
" Commission, Spread or Profit ",1.00%
Fair & Reasonable Commission (Y/N) (1),Y
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Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Mallinckrodt International Finance S.A. Notes
Date of Purchase,04/08/13
Underwriter From Whom Purchased,Goldman Sachs and Company Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $99.98
Aggregate % of Issue Purchased by the Firm,1.19%
" Commission, Spread or Profit ",0.90%
Fair & Reasonable Commission (Y/N) (1),Y
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Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,"Sabine Pass Liquefication, LLC Notes"
Date of Purchase,04/10/13
Underwriter From Whom Purchased,Morgan Stanley and Company Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $102.50
Aggregate % of Issue Purchased by the Firm,3.72%
" Commission, Spread or Profit ",0.92%
Fair & Reasonable Commission (Y/N) (1),Y
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Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,"Sabine Pass Liquefication, LLC Notes"
Date of Purchase,04/10/13
Underwriter From Whom Purchased,Morgan Stanley and Company Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,2.72%
" Commission, Spread or Profit ",0.92%
Fair & Reasonable Commission (Y/N) (1),Y
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Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Taylor Morrison Communities Inc. and Monarch Communities Inc.
Notes
Date of Purchase,04/11/13
Underwriter From Whom Purchased,Citigroup Global Markets Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,4.15%
" Commission, Spread or Profit ",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
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Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Affinia Group Inc. Notes
Date of Purchase,04/11/13
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,0.91%
" Commission, Spread or Profit ",2.00%
Fair & Reasonable Commission (Y/N) (1),Y
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Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,BlueScope Steel (Finance) Limited and BlueScope Steel Finance
(USA) LLC Notes
Date of Purchase,04/11/13
Underwriter From Whom Purchased,Credit Suisse Securities Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,2.17%
" Commission, Spread or Profit ",2.25%
Fair & Reasonable Commission (Y/N) (1),Y
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Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Memorial Production Partners LP and Memorial Production Finance
Corp. Notes
Date of Purchase,04/12/13
Underwriter From Whom Purchased,Wells Fargo Securities Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $98.52
Aggregate % of Issue Purchased by the Firm,6.42%
" Commission, Spread or Profit ",2.00%
Fair & Reasonable Commission (Y/N) (1),Y
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Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Rosetta Resources Inc. Notes
Date of Purchase,04/18/13
Underwriter From Whom Purchased,Morgan Stanley and Company Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,1.31%
" Commission, Spread or Profit ",1.21%
Fair & Reasonable Commission (Y/N) (1),Y
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Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,"CCO Holdings, LLC and CCO Holdings Capital Corp. Notes"
Date of Purchase,04/19/13
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,2.71%
" Commission, Spread or Profit ",1.15%
Fair & Reasonable Commission (Y/N) (1),Y
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Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Schaeffler Finance BV Notes
Date of Purchase,04/23/13
Underwriter From Whom Purchased,Citigroup Global Markets Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,3.50%
" Commission, Spread or Profit ",0.75%
Fair & Reasonable Commission (Y/N) (1),Y
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Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,"Hiland Partners, LP and Hiland Partners Finance Corp. Notes" Date of Purchase,04/23/13
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $109.00
Aggregate % of Issue Purchased by the Firm,6.56%
" Commission, Spread or Profit ",1.92%
Fair & Reasonable Commission (Y/N) (1),Y
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Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Regency Energy Partners Notes
Date of Purchase,04/24/13
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,1.18%
" Commission, Spread or Profit ",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
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Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,AES Corporation Notes
Date of Purchase,04/25/13
Underwriter From Whom Purchased,Morgan Stanley and Company Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,3.72%
" Commission, Spread or Profit ",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
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Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,CST Brands Inc. Notes
Date of Purchase,04/25/13
Underwriter From Whom Purchased,Credit Suisse Securities Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,2.70%
" Commission, Spread or Profit ",1.75%
Fair & Reasonable Commission (Y/N) (1),Y
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Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Resolute Forest Products Notes
Date of Purchase,04/26/13
Underwriter From Whom Purchased,Goldman Sachs and Company Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $99.06
Aggregate % of Issue Purchased by the Firm,3.05%
" Commission, Spread or Profit ",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
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Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Rent-A-Center Inc. Notes
Date of Purchase,04/29/13
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,1.17%
" Commission, Spread or Profit ",1.75%
Fair & Reasonable Commission (Y/N) (1),Y
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Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Constellation Brands Inc. Notes
Date of Purchase,04/30/13
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,3.74%
" Commission, Spread or Profit ",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
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Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Constellation Brands Inc. Notes
Date of Purchase,04/30/13
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,2.66%
" Commission, Spread or Profit ",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
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Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Sirius XM Radio Inc. Notes
Date of Purchase,05/02/13
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,3.06%
" Commission, Spread or Profit ",1.13%
Fair & Reasonable Commission (Y/N) (1),Y
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Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Sirius XM Radio Inc. Notes
Date of Purchase,05/02/13
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,1.61%
" Commission, Spread or Profit ",1.13%
Fair & Reasonable Commission (Y/N) (1),Y
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Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Ineos Group Holdings SA Notes
Date of Purchase,05/02/13
Underwriter From Whom Purchased,Citigroup Global Markets Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,4.44%
" Commission, Spread or Profit ",0.50%
Fair & Reasonable Commission (Y/N) (1),Y
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Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,"United Continental Holdings, Inc. Notes"
Date of Purchase,05/02/13
Underwriter From Whom Purchased,Morgan Stanley and Company Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,0.31%
" Commission, Spread or Profit ",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
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Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Penn Virginia Resource Notes
Date of Purchase,05/06/13
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,1.15%
" Commission, Spread or Profit ",2.00%
Fair & Reasonable Commission (Y/N) (1),Y
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Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Atlas Pipeline Partners L.P. and Atlas Pipeline Finance
Corporation Notes
Date of Purchase,05/07/13
Underwriter From Whom Purchased,Citigroup Global Markets Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,6.05%
" Commission, Spread or Profit ",1.96%
Fair & Reasonable Commission (Y/N) (1),Y
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Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,"First Quality Finance Company, Inc. Notes"
Date of Purchase,05/09/13
Underwriter From Whom Purchased,Wells Fargo Advisors Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,4.03%
" Commission, Spread or Profit ",1.75%
Fair & Reasonable Commission (Y/N) (1),Y
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Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Ball Corporation Notes
Date of Purchase,05/09/13
Underwriter From Whom Purchased,Deustche Bank Securities Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,1.31%
" Commission, Spread or Profit ",1.38%
Fair & Reasonable Commission (Y/N) (1),Y
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Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Claire's Stores Inc. Notes
Date of Purchase,05/09/13
Underwriter From Whom Purchased,Goldman Sachs & Company Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,4.90%
" Commission, Spread or Profit ",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
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Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,"Cequel Communications Holdings I, LLC and Cequel Capital Corporation Notes"
Date of Purchase,05/13/13
Underwriter From Whom Purchased,Credit Suisse Securities Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,1.67%
" Commission, Spread or Profit ",0.75%
Fair & Reasonable Commission (Y/N) (1),Y
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Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,First Data Corporation Notes
Date of Purchase,05/15/13
Underwriter From Whom Purchased,Citigroup Global Markets Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,1.81%
" Commission, Spread or Profit ",1.22%
Fair & Reasonable Commission (Y/N) (1),Y
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Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Dynegy Inc. Notes
Date of Purchase,05/15/13
Underwriter From Whom Purchased,Morgan Stanley and Company Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,3.54%
" Commission, Spread or Profit ",1.75%
Fair & Reasonable Commission (Y/N) (1),Y
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Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,SM Energy Company Notes
Date of Purchase,05/15/13
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,3.68%
" Commission, Spread or Profit ",1.70%
Fair & Reasonable Commission (Y/N) (1),Y
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Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Freescale Semiconductor Notes
Date of Purchase,05/16/13
Underwriter From Whom Purchased,Credit Suisse Securities Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,3.65%
" Commission, Spread or Profit ",1.00%
Fair & Reasonable Commission (Y/N) (1),Y
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Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Intelsat Jackson Holdings Notes
Date of Purchase,05/21/13
Underwriter From Whom Purchased,Credit Suisse Securities Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,1.64%
" Commission, Spread or Profit ",0.98%
Fair & Reasonable Commission (Y/N) (1),Y
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Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,"SIWF Merger Sub., Inc. Notes"
Date of Purchase,05/21/13
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,0.81%
" Commission, Spread or Profit ",2.50%
Fair & Reasonable Commission (Y/N) (1),Y
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Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Nationstar Mortgage LLC and Nationstar Capital Corporation Notes Date of Purchase,05/29/13
Underwriter From Whom Purchased,Credit Suisse Securities Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,6.16%
" Commission, Spread or Profit ",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
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Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Service Corporation International Notes
Date of Purchase,06/17/13
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,2.14%
" Commission, Spread or Profit ",2.25%
Fair & Reasonable Commission (Y/N) (1),Y
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Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Brookfield Residential Properties Inc. and Brookfield Residential US Corp. Notes
,
Date of Purchase,06/18/13
Underwriter From Whom Purchased,Credit Suisse Securities Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,3.16%
" Commission, Spread or Profit ",1.80%
Fair & Reasonable Commission (Y/N) (1),Y
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Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Valeant Pharmaceuticals International Inc. - VPII Escrow Corp.
Notes
Date of Purchase,06/27/13
Underwriter From Whom Purchased,Goldman Sachs and Company Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,4.15%
" Commission, Spread or Profit ",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Valeant Pharmaceuticals International Inc. - VPII Escrow Corp.
Notes
Date of Purchase,06/27/13
Underwriter From Whom Purchased,Goldman Sachs and Company Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,2.97%
" Commission, Spread or Profit ",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI SmallCap Value Fund I
Issuer,Taylor Morrison Home Corporation Stock
Date of Purchase,04/10/13
Underwriter From Whom Purchased,Citigroup
Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $22.00
Aggregate % of Issue Purchased by the Firm,2.32%
" Commission, Spread or Profit ",$1.32
Fair & Reasonable Commission (Y/N) (1),Y
,
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Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI SmallCap Value Fund I
Issuer,"Evertec, Inc. Stock"
Date of Purchase,04/12/13
Underwriter From Whom Purchased,"Goldman, Sachs & Co." Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $20.00
Aggregate % of Issue Purchased by the Firm,0.35%
" Commission, Spread or Profit ",$1.10
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI SmallCap Value Fund I
Issuer,"SeaWorld Entertainment, Inc. Stock"
Date of Purchase,04/19/13
Underwriter From Whom Purchased,"Goldman, Sachs & Co." Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $27.00
Aggregate % of Issue Purchased by the Firm,3.26%
" Commission, Spread or Profit ",$1.62
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI SmallCap Value Fund I
Issuer,"Cyan, Inc. Stock"
Date of Purchase,05/09/13
Underwriter From Whom Purchased,"Goldman, Sachs & Co" Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $11.00
Aggregate % of Issue Purchased by the Firm,9.64%
" Commission, Spread or Profit ",$0.77
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI SmallCap Value Fund I
Issuer,"PennyMac Financial Services, Inc. Stock"
Date of Purchase,05/09/13
Underwriter From Whom Purchased,Citigroup
Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $18.00
Aggregate % of Issue Purchased by the Firm,0.81%
" Commission, Spread or Profit ",$1.13
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI SmallCap Value Fund I
Issuer,"William Lyon Homes, Inc. Stock"
Date of Purchase,05/16/13
Underwriter From Whom Purchased,Credit Suisse
Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $25.00
Aggregate % of Issue Purchased by the Firm,2.61%
" Commission, Spread or Profit ",$1.75
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI SmallCap Value Fund I
Issuer,"Tableau Software, Inc. Stock"
Date of Purchase,05/17/13
Underwriter From Whom Purchased,"Goldman, Sachs & Co" Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $31.00
Aggregate % of Issue Purchased by the Firm,4.91%
" Commission, Spread or Profit ",$2.17
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI SmallCap Value Fund I
Issuer,"Ply Gem Holdings, Inc. Stock"
Date of Purchase,05/23/13
Underwriter From Whom Purchased,"Goldman, Sachs & Co" Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $21.00
Aggregate % of Issue Purchased by the Firm,4.54%
" Commission, Spread or Profit ",$1.40
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI SmallCap Value Fund I
Issuer,Gogo Inc. Stock
Date of Purchase,06/20/13
Underwriter From Whom Purchased,Morgan Stanley
Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $17.00
Aggregate % of Issue Purchased by the Firm,4.63%
" Commission, Spread or Profit ",$1.19
Fair & Reasonable Commission (Y/N) (1),Y
,
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Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI SmallCap Value Fund I
Issuer,"NanoString Technologies, Inc. Stock"
Date of Purchase,06/26/13
Underwriter From Whom Purchased,Morgan Stanley
Affiliated/Principal Underwriter of Syndicate,J.P. Morgan Chase
 Purchase Price , $10.00
Aggregate % of Issue Purchased by the Firm,11.83%
" Commission, Spread or Profit ",$0.70
Fair & Reasonable Commission (Y/N) (1),Y